Deferred tax asset	12 Months Ended
Dec. 31, 2025
Deferred tax asset.
Deferred tax asset

Note 6. Deferred tax asset

	December 31,	December 31,	December 31,
(in thousands of euros)	2023	2024	2025
Tax credits	225	217	191
Deferred tax assets	225	217	191

Inventiva S.A. and Inventiva Inc. are taxed as two separate entities and cannot apply the tax consolidation. For each entity, the deferred tax assets and deferred tax liabilities are offset in the consolidated financial statements. Deferred tax assets are recognized only when an entity has sufficient evidence that it will have a sufficient taxable benefit available to use the unused tax losses in the foreseeable future.

As recovery of these losses in future periods is considered unlikely due to the uncertainty inherent to the Inventiva S.A.’s activity, deferred tax assets are recognized on this basis on December 31, 2025 only for Inventiva Inc.

Inventiva Inc. recognized deferred tax assets for an amount €0.2 million as of December 31, 2024, which relate to U.S. R&D tax credits. Inventiva Inc. is entitled to claim special tax deductions for investments in qualifying expenditure under the Research and Development Tax Incentive regime in the United States. U.S. R&D tax credits can be carried forward for 20 years, are non-refundable unlike the CIR and used to reduce regular tax liability. The Company assessed that the deferred tax assets should be recoverable up to €0.2 million using the estimated future taxable income based on the approved business plans and budgets for the subsidiary on the next three years. Consequently, all other deferred tax assets remained unrecognized.

The balance of unrecognized deferred taxes on Inventiva S.A. tax loss carryforwards (basis) amounts to €741.8 million on December 31, 2025, €516.2 million on December 31, 2024, and to €374.6 million on December 31, 2023.